Exhibit 21.1

HYATT HOTELS CORPORATION
SUBSIDIARIES OF THE REGISTRANT

Name	Jurisdiction of Incorporation or Organization
1379919 ALBERTA INC.	Alberta, Canada
319168 ONTARIO LIMITED	Ontario, Canada
3385434 CANADA INC.	Canada
AIC HOLDING CO.	Delaware
AIRPORT PLAZA ASSOCIATES LIMITED PARTNERSHIP	Virginia
AIRPORT PLAZA HOTEL LLC	Delaware
AIRPORT PLAZA OFFICE BUILDING LIMITED PARTNERSHIP	Virginia
AMERISUITES FRANCHISING L.L.C.	Delaware
ARANCIA LIMITED	Hong Kong (PRC)
ARUBA BEACHFRONT RESORTS LIMITED PARTNERSHIP	Illinois
ARUBA BEACHFRONT RESORTS N.V.	Aruba
ASIA HOSPITALITY, INC.	Cayman Islands
ASIA HOSPITALITY INVESTORS B.V.	Netherlands
ASIAN HOTEL N.V.	Curacao
ATRIUM HOTEL, L.L.C	Delaware
BAKU HOTEL COMPANY – AZERI	Azerbaijan
BAKU HOTEL COMPANY – CAYMAN	Cayman Islands
BASTROP MARKETING, L.L.C.	Texas
BAY II INVESTOR, INC.	Nevada
BELLEVUE ASSOCIATES	Pennsylvania
BH PLAZA, LLC	Delaware
BOSTON HOTEL COMPANY, L.L.C.	Delaware
BRE/AMERISUITES PROPERTIES L.L.C.	Delaware
BRE/AMERISUITES TXNC GP L.L.C.	Delaware
BRE/AMERISUITES TXNC PROPERTIES L.P.	Delaware
BURVAN HOTEL ASSOCIATES	Ontario, Canada
CAL-HARBOR SO. PIER URBAN RENEWAL ASSOCIATES L.P.	New Jersey
CELAYA RESORTS, S. DE R.L. DE C.V.	Mexico
CHESAPEAKE COMMUNITIES, LLC	Maryland
CHESAPEAKE RESORT, LLC	Maryland
CIUDAD DEL CARMEN DIAMANTE RESORT, S. DE R.L. DE C.V.	Mexico
COAST BEACH, L.L.C.	Delaware
COMPAGNIE HOTELIERE DE LAGON BLEU	Papeete French Polynesia
CPM SEATTLE HOTELS, L.L.C.	Washington
CTR INTEREST HOLDCO, INC.	Delaware
CYPRESS TITLEHOLDER, LLC	Delaware
DALLAS REGENCY, LLC	Texas
DENVER DOWNTOWN HOTEL PARTNERS LLC	Delaware
DESARROLLADORA HOTELERA ACUEDUCTO, S. DE R.L. DE C.V.	Mexico
DH BEVERAGE, LLC	Texas
DIAMANTE RESORT LA PAZ, S. DE R.L. DE C.V.	Mexico
DISTRICT HOTEL PARTNERS, LLC	Puerto Rico
EMERYVILLE LLC	Delaware
FAN PIER LAND COMPANY	Delaware
FP ORLANDO LLC	Delaware

FAR EAST HOTELS, INC.	Bahamas
G.E.H. PROPERTIES LIMITED	United Kingdom
GAINEY DRIVE ASSOCIATES	Arizona
GALAXY AEROSPACE COMPANY, LLC	Delaware
GHE HOLDINGS LIMITED	Hong Kong (PRC)
GILBERT/HP, LLC	Delaware
GRAND HYATT BERLIN GMBH	Germany
GRAND HYATT DFW BEVERAGE, LLC	Texas
GRAND HYATT SAN ANTONIO, L.L.C.	Delaware
GRAND HYATT SF, L.L.C.	Delaware
GRAND RIVERWALK BEVERAGE, LLC	Texas
GRAND TORONTO CORP.	Delaware
GRAND TORONTO VENTURE, L.P.	Delaware
GREENWICH HOTEL LIMITED PARTNERSHIP	Connecticut
H.E. BERMUDA, L.L.C.	Delaware
H.E. CAP CANA, L.L.C.	Delaware
H.E. DRISKILL, LLC	Delaware
H.E. GRAND CYPRESS, L.L.C.	Delaware
H.E. IRVINE, L.L.C.	Delaware
H.E. KANSAS CITY, L.L.C.	Delaware
H.E. NEWPORT, L.L.C.	Delaware
H.E. ORLANDO, L.L.C.	Delaware
H.E. PROPERTIES HOLDING, L.L.C.	Delaware
H.E. PROPERTIES, L.L.C.	Delaware
H.E. SAN ANTONIO, L.L.C.	Delaware
H.E. SAN ANTONIO I, L.L.C.	Delaware
HARBORSIDE HOTEL LLC	Delaware
HARBORSIDE LAND, LLC	Delaware
HC-FW ORLANDO LLC	Delaware
HC-SJ ORLANDO LLC	Delaware
HCV CINCINNATI HOTEL, L.L.C.	Delaware
HE-CA ORLANDO LLC	Delaware
HE ORLANDO PROP CO LLC	Delaware
HE-SEATTLE, L.L.C.	Delaware
HE-SEATTLE TWO, L.L.C.	Delaware
HGP (TRAVEL) LIMITED	Hong Kong (PRC)
HH PORTLAND, L.L.C.	Delaware
HHMA BURLINGTON BEVERAGE, L.L.C.	Massachusetts
HI HOLDINGS (SWITZERLAND) GMBH	Switzerland
HI HOLDINGS BAJA B.V.	Netherlands
HI HOLDINGS BRAZIL S.A.R.L.	Luxembourg
HI HOLDINGS CELAYA B.V.	Netherlands
HI HOLDINGS CIUDAD DEL CARMEN B.V.	Netherlands
HI HOLDINGS CYPRUS LIMITED	Cyprus
HI HOLDINGS CYPRUS-INDIA LIMITED	Cyprus
HI HOLDINGS GUADALAJARA B.V.	Netherlands
HI HOLDINGS HP CABO B.V.	Netherlands
HI HOLDINGS HP TIJUANA HOTEL B.V.	Netherlands
HI HOLDINGS KYOTO CO.	Delaware
HI HOLDINGS LA PAZ B.V.	Netherlands
HI HOLDINGS LATIN AMERICA B.V.	Netherlands

HI HOLDINGS NETHERLANDS B.V.	Netherlands
HI HOLDINGS PLAYA B.V.	Netherlands
HI HOLDINGS RIO S.A.R.L.	Luxembourg
HI HOLDINGS RIVIERA MAYA B.V.	Netherlands
HI HOLDINGS VIENNA S.A.R.L.	Luxembourg
HI HOLDINGS ZURICH S.A.R.L.	Luxembourg
HI HOTEL ADVISORY SERVICES GMBH	Switzerland
HI HOTEL INVESTORS CYPRUS LIMITED	Cyprus
HIHCL AMSTERDAM B.V.	Netherlands
HIHCL HP AMSTERDAM AIRPORT B.V.	Netherlands
HIHCL HR AMSTERDAM B.V.	Netherlands
HILP HOTEL SERVICE PROVIDER LLC	Delaware
HOTEL INVESTMENTS, L.L.C.	Delaware
HOTEL INVESTMENTS HOLDING CO LLC	Delaware
HOTEL INVESTORS I, INC.	Luxembourg
HOTEL INVESTORS II, INC.	Cayman Islands
HOTEL PROJECT SYSTEMS PTE LTD	Singapore
HOTEL SERVICES CIUDAD DEL CARMEN, S. DE R.L. DE C.V.	Mexico
HP AUSTIN, L.L.C.	Delaware
HP BEVERAGE DALLAS DFW AIRPORT, LLC	Texas
HP BEVERAGE SUGAR LAND, LLC	Texas
HP GLENDALE, L.L.C.	Delaware
HP INDIA HOLDINGS LIMITED	Mauritius
HP LAS VEGAS BEVERAGE, L.L.C.	Nevada
HP M STREET, L.L.C.	Delaware
HP OMAHA, L.L.C.	Delaware
HP ROUTE 46 TEXAS, LLC	Texas
HP SAN FRANCISCO, L.L.C.	Delaware
HP SAN JUAN, L.L.C.	Delaware
HP TEN TEXAS, LLC	Texas
HPHH DENVER, L.L.C.	Delaware
HPHH SAN JOSE, L.L.C.	Delaware
HPHH SAN JOSE JV HOLDINGS, L.L.C.	Delaware
HQ CHESAPEAKE, LLC	Maryland
HR LOST PINES RESORT LLC	Delaware
HR MC HOTEL COMPANY, S. DE R.L. DE C.V.	Mexico
HR MC SERVICES, S. DE R.L. DE C.V.	Mexico
HR MC SERVICES II, S. DE R.L. DE C.V.	Mexico
HRB HOTEL COMPANY LIMITED	England and Wales
HRHC, LLC	Texas
HT-AUSTIN RESORT, L.L.C.	Delaware
HT-AVENDRA GROUP HOLDINGS, L.L.C.	Delaware
HT-AVENDRA, L.L.C.	Delaware
HT-CHESAPEAKE COMMUNITIES, INC.	Delaware
HT-CHESAPEAKE RESORT, INC.	Delaware
HT-FISHERMAN'S WHARF, L.L.C.	Delaware
HTFW, L.L.C.	Delaware
HTG, L.L.C.	Delaware
HT-GREENVILLE, L.L.C.	Delaware
HT-HOMESTEAD, INC.	Delaware
HT-HOTEL EQUITIES, INC.	Delaware

HT-HUNTINGTON BEACH, INC.	Delaware
HT-JERSEY PIER, INC.	Delaware
HT-JERSEY PIER, L.P.	Delaware
HT-JERSEY PIER, LLC	Delaware
HTLB, L.L.C.	Delaware
HT-LISLE, INC.	Delaware
HT-LISLE HOTEL, L.L.C.	Delaware
HT-LONG BEACH, L.L.C.	Delaware
HT NAPA HOTEL, LLC	Delaware
HT-NEW ORLEANS HOTEL, L.L.C.	Delaware
HT-PARK 57, INC.	Delaware
HT ORLANDO LLC	Delaware
HT RANCHO CORDOVA, LLC	Delaware
HT-SANTA BARBARA MOTEL, INC.	Delaware
HT SANTA CLARA, LLC	Delaware
HT SAVANNAH, LLC	Delaware
HTS-ASPEN, L.L.C.	Delaware
HTS-BC, INC.	Delaware
HTSF, L.L.C.	Delaware
HTS-INVESTMENT, L,L.C.	Delaware
HTS - NS, L.L.C.	Delaware
HTS - NY, L.L.C.	Delaware
HTUP-LISLE HOTEL ASSOCIATES	Illinois
HT-VANCOUVER INC.	Ontario, Canada
HTW BEVERAGE, LLC	Texas
HY LONG BEACH HOTEL, LLC	Delaware
HYATT (BARBADOS) CORPORATION	Barbados
HYATT (JAPAN) CO., LTD.	Japan
HYATT (THAILAND) LIMITED	Thailand
HYATT ARCADE, L.L.C.	Delaware
HYATT ARUBA N.V.	Aruba
HYATT ASIA PACIFIC HOLDINGS LIMITED	Hong Kong (PRC)
HYATT AUSTRALIA HOTEL MANAGEMENT PTY LIMITED	Australia
HYATT AUSTRIA GMBH	Austria
HYATT BEACH FRONT N.V.	Aruba
HYATT BORNEO MANAGEMENT SERVICES LIMITED	Hong Kong (PRC)
HYATT BRITANNIA CORPORATION LTD.	Cayman
HYATT CC OFFICE CORP.	Delaware
HYATT CHAIN SERVICES LIMITED	Hong Kong (PRC)
HYATT CORPORATION	Delaware
HYATT CRYSTAL CITY, LLC.	Delaware
HYATT CURACAO, N.V.	Curacao
HYATT DISASTER RELIEF FUND	Illinois
HYATT DO BRASIL PARTICIPACOES LTDA	Brazil
HYATT EQUITIES (DEN), LLC	Delaware
HYATT EQUITIES, L.L.C.	Delaware
HYATT FOREIGN EMPLOYMENT SERVICES, INC.	Delaware
HYATT FRANCHISING, L.L.C.	Delaware
HYATT FRANCHISING CANADA CORP.	Delaware
HYATT FRANCHISING LATIN AMERICA, L.L.C.	Delaware
HYATT FULFILLMENT OF MARYLAND, INC.	Maryland

HYATT GTLD, L.L.C.	Delaware
HYATT HOC, INC.	Delaware
HYATT HOLDINGS (UK) LIMITED	United Kingdom
HYATT HOTELS CONSULTANCY SERVICES ASIA PACIFIC LIMITED	Hong Kong (PRC)
HYATT HOTEL MANAGEMENT LIMITED	Hong Kong (PRC)
HYATT HOTELS CORPORATION OF KANSAS	Kansas
HYATT HOTELS CORPORATION OF MARYLAND	Maryland
HYATT HOTELS FOUNDATION	Delaware
HYATT HOTELS MANAGEMENT CORPORATION	Delaware
HYATT HOTELS OF CANADA, INC.	Delaware
HYATT HOTELS OF FLORIDA, INC.	Delaware
HYATT HOTELS OF PUERTO RICO, INC.	Delaware
HYATT HOUSE CANADA, INC.	Delaware
HYATT HOUSE FRANCHISING, L.L.C.	Kansas
HYATT HOUSE HOTEL HOLDING COMPANY, L.L.C.	Delaware
HYATT INDIA CONSULTANCY PRIVATE LIMITED	India
HYATT INTERNATIONAL (ASIA) LIMITED	Hong Kong (PRC)
HYATT INTERNATIONAL (EUROPE AFRICA MIDDLE EAST) LLC	Switzerland
HYATT INTERNATIONAL MILAN, L.L.C.	Delaware
HYATT INTERNATIONAL CORPORATION	Delaware
HYATT INTERNATIONAL HOLDINGS CO.	Delaware
HYATT INTERNATIONAL HOTEL MANAGEMENT (BEIJING) CO. LTD.	People’s Republic of China
HYATT INTERNATIONAL PROPERTY MANAGEMENT (BEIJING) CO. LTD.	People’s Republic of China
HYATT INTERNATIONAL TECHNICAL SERVICES, INC.	Delaware
HYATT INTERNATIONAL –ASIA PACIFIC, LIMITED	Hong Kong (PRC)
HYATT INTERNATIONAL – JAPAN, LIMITED	Hong Kong (PRC)
HYATT INTERNATIONAL –SEA, (PTE) LIMITED	Singapore
HYATT INTERNATIONAL – SOUTHWEST ASIA, LIMITED	Dubai
HYATT JV HOLDINGS, L.L.C.	Delaware
HYATT LACSA SERVICES, INC.	Delaware
HYATT LOUISIANA, L.L.C.	Delaware
HYATT MAINZ GMBH	Germany
HYATT MARKETING SERVICES, INC.	Delaware
HYATT MINNEAPOLIS, LLC	Delaware
HYATT MARKETING SERVICES NIGERIA COMPANY LIMITED	Nigeria
HYATT MINORITY INVESTMENTS, INC.	Delaware
HYATT MSS, L.L.C.	Delaware
HYATT NORTH AMERICA MANAGEMENT SERVICES, INC.	Delaware
HYATT OF AUSTRALIA LIMITED	Hong Kong (PRC)
HYATT OF BAJA S. DE R.L. DE C.V.	Mexico
HYATT OF CHINA LIMITED	Hong Kong (PRC)
HYATT OF FRANCE S.A.R.L.	France
HYATT OF GUAM LIMITED	Hong Kong (PRC)
HYATT OF ITALY S.R.L.	Italy
HYATT OF LATIN AMERICA AND CARIBBEAN, L.L.C.	Delaware
HYATT OF LATIN AMERICA, S.A. DE C.V.	Mexico
HYATT OF MACAU LIMITED	Hong Kong (PRC)
HYATT OF MEXICO, S.A. DE C.V.	Mexico
HYATT OF PHILIPPINES LIMITED	Hong Kong (PRC)
HYATT PARTNERSHIP INTERESTS, L.L.C.	Delaware

HYATT PLACE ANNE ARUNDEL BEVERAGE, INC.	Maryland
HYATT PLACE CANADA CORPORATION	Delaware
HYATT PLACE FRANCHISING, L.L.C.	Delaware
HYATT PLACE OF MARYLAND, INC.	Maryland
HYATT REGENCY COLOGNE GMBH	Germany
HYATT REGENCY CORPORATION PTY. LIMITED	Australia
HYATT SERVICES AUSTRALIA PTY LIMITED	Australia
HYATT SERVICES CANADA, INC.	Ontario, Canada
HYATT SERVICES CARIBBEAN, L.L.C.	Delaware
HYATT SERVICES GMBH	Germany
HYATT SERVICES INDIA PRIVATE LIMITED	India
HYATT SHARED SERVICE CENTER, L.L.C.	Delaware
HYATT TRINIDAD LIMITED	Trinidad and Tobago
HYCANADA INC.	Alberta, Canada
HYCARD, INC.	Delaware
HYEX 57 HOTEL LLC	Delaware
HYSTAR, L.L.C.	Delaware
INFORMATION SERVICES LIMITED	Hong Kong (PRC)
INTERNATIONAL RESERVATIONS LIMITED	Hong Kong (PRC)
JOINT VENTURE ITALKYR CLOSED JOINT STOCK COMPANY	Kyrgyz Republic
JUNIPER HOTELS PRIVATE LIMITED	India
KSA MANAGEMENT, INC.	Kansas
KYOTO HOLDING CO.	Cayman Islands
LHR-PARTNERS, LTD.	Kentucky
LORING PARK ASSOCIATES, LIMITED PARTNERSHIP	Minnesota
LOST PINES BEVERAGE, LLC	Texas
MACAE PARTNERS S.A.R.L.	Luxembourg
MAHIMA HOLDINGS PRIVATE LIMITED	India
MARION RESERVATION CENTER, L.L.C.	Delaware
MEXICO CITY HOTEL INVESTMENTS B.V.	Netherlands
MILAN HOTEL INVESTMENTS B.V.	Netherlands
MUNICH OPCO GMBH	Germany
ORLANDO OPCO, INC.	Delaware
OX PROP LLC	Delaware
PT HYATT INDONESIA	Indonesia
PARIS HOTEL COMPANY B.V.	Netherlands
PARK HYATT HAMBURG GMBH	Germany
PARK HYATT HOTEL GMBH	Switzerland
PARK HYATT WATER TOWER ASSOCIATES, L.L.C.	Illinois
PH NEW YORK L.L.C.	Delaware
POLK SMITH REGENCY, LLC	Texas
PVD INVESTMENT COMPANY S.A.R.L.	Luxembourg
RCG PROPERTIES, LLC	Georgia
REGENCY BEVERAGE COMPANY, LLC	Texas
REGENCY RIVERWALK BEVERAGE, LLC	Texas
RESERVATIONS CENTER, L.L.C.	Delaware
RIO JV PARTNERS PARTICIPACOES LTDA.	Brazil
RIP PRETO PARTNERS HOTEIS LTDA.	Brazil
RIO PRETO PARTNERS S.A.R.L.	Luxembourg
ROSEMONT PROJECT MANAGEMENT, L.L.C.	Delaware
ROUTE 46 MANAGEMENT ASSOCIATES CORP.	Delaware

ROYAL PALM RESORT, L.L.C.	Delaware
RUNWAY, L.L.C.	Texas
RUNWAY HOLDING, L.L.C.	Delaware
SAO PAULO INVESTMENT COMPANY INC.	Panama
SAO PAULO INVESTORS LIMITED	Bahamas
SASIH	France
SDI EQUITIES INVESTOR, L.L.C.	Nevada
SDI SECURITIES 11, LLC	Nevada
SDI SECURITIES 6, LLC	Nevada
SDI, INC.	Nevada
SELECT HOTELS GROUP, L.L.C.	Delaware
SELECT JV HOLDINGS, L.L.C.	Delaware
SEOUL MIRAMAR CORPORATION	Korea
SERVICIOS DE HOTELERIA SAN JOSE, S. DE R.L. DE C.V.	Mexico
SERVICIOS HOTELEROS LA PAZ, S. DE R.L. DE C.V.	Mexico
SETTLEMENT INVESTORS INC.	Bahamas
SHG PUERTO RICO, INC.	Delaware
SJC DESARROLLOS, S. DE R.L. DE C.V.	Mexico
SKS CORP. N.V.	Curacao
SMC HOTELS B.V.	Netherlands
SOROCABA PARTNERS HOTEIS LTDA.	Brazil
SOROCABA PARTNERS S.A.R.L.	Luxembourg
STANHOPE, L.L.C.	Delaware
STARHILL LORING PARK, L.L.C.	Delaware
SUGAR LAND/HP, LLC	Delaware
THE GREAT EASTERN HOTEL COMPANY LIMITED	England and Wales
THE GREAT EASTERN HOTEL HOLDING COMPANY LIMITED	England and Wales
TIJUANA PARTNERS, S. DE R.L. DE C.V.	Mexico
TWO SEAS HOLDINGS LIMITED	Mauritius
WAILEA HOTEL & BEACH RESORT, L.L.C.	Delaware
WAILEA HOTEL HOLDINGS, L.L.C.	Delaware
WAILEA MANAGEMENT ASSOCIATION, L.L.C.	Delaware
WAILEA RESORT VILLAS, L.L.C.	Delaware
WEST END RESIDENCES, L.L.C.	Delaware
WOODFIELD FINANCIAL CONSORTIUM, L.L.C.	Delaware
XENIA ASSURANCE COMPANY, INC.	Arizona
ZURICH ESCHERWIESE HOTEL GMBH	Switzerland
ZURICH HOTEL INVESTMENTS B.V.	Netherlands

NAMES UNDER WHICH SUBSIDIARIES DO BUSINESS

SUBSIDIARY: ARUBA BEACHFRONT RESORTS LIMITED PARTNERSHIP	Names under which such subsidiary does business:
Hyatt Regency Aruba Resort and Casino

SUBSIDIARY: BAKU HOTEL COMPANY	Names under which such subsidiary does business:
Baku Office Tower
Hyatt Regency Baku
Baku Residential Tower

SUBSIDIARY: HIHCL AMSTERDAM B.V.	Names under which such subsidiary does business:
Andaz Amsterdam Prinsengracht

SUBSIDIARY: HIHCL HP AMSTERDAM AIRPORT B.V.	Names under which such subsidiary does business:
Hyatt Place Amsterdam Airport

SUBSIDIARY: GRAND HYATT BERLIN GMBH	Names under which such subsidiary does business:
Grand Hyatt Berlin

SUBSIDIARY: HR MC SERVICES, S. DE R.L. DE C.V.	Names under which such subsidiary does business:
Hyatt Regency Mexico City

SUBSIDIARY: HRB HOTEL COMPANY LIMITED	Names under which such subsidiary does business:
Hyatt Regency Birmingham

SUBSIDIARY: HYATT CORPORATION	Names under which such subsidiary does business:
Hyatt Regency Phoenix
Hyatt Regency Scottsdale Resort and Spa at Gainey Ranch
Park Hyatt Aviara Resort
Hyatt Carmel Highlands – Overlooking Big Sur Coast
Hyatt Regency Century Plaza
Hyatt Regency Indian Wells Resort & Spa
Hyatt Regency Huntington Beach Resort and Spa
Hyatt Regency La Jolla at Aventine
Hyatt Centric The Pike Long Beach
Hyatt Regency Long Beach
Hyatt Regency Mission Bay Spa and Marina
Hyatt Regency Monterey Hotel and Spa on Del Monte Golf Course
Andaz Napa
Hyatt Regency Newport Beach
Hyatt Regency Orange County
Hyatt Regency Sacramento
Andaz San Diego
Manchester Grand Hyatt San Diego
Grand Hyatt San Francisco
Hyatt Regency San Francisco
Hyatt Regency San Francisco Airport

Hyatt Regency Santa Clara
Andaz West Hollywood
Park Hyatt Beaver Creek Resort and Spa
Grand Hyatt Denver
Hyatt Regency Denver at Colorado Convention Center
Hyatt Regency Greenwich
Grand Hyatt Washington
Hyatt Regency Washington on Capitol Hill
Park Hyatt Washington
Hyatt Regency Coconut Point Resort and Spa
Hyatt Regency Coral Gables
Hyatt Regency Clearwater Beach Resort and Spa
Hyatt Regency Grand Cypress
Hyatt Regency Jacksonville Riverfront
Hyatt Key West Resort and Spa
Hyatt Regency Miami
Hyatt Regency Orlando International Airport
Hyatt Regency Sarasota
Grand Hyatt Tampa Bay
Grand Hyatt Atlanta in Buckhead
Hyatt Regency Atlanta
Andaz Savannah
Hyatt Regency Savannah
Grand Hyatt Kauai Resort and Spa
Hyatt Regency Maui Resort and Spa
Hyatt Regency Waikiki Beach Resort and Spa
Andaz Maui at Wailea Resort
Hyatt Regency Chicago
Park Hyatt Chicago
The Hyatt Lodge at McDonald’s Campus
Hyatt Regency McCormick Place
Hyatt Regency O’Hare
Hyatt Regency Louisville
Hyatt Regency New Orleans
Hyatt Regency Chesapeake Bay Golf Resort, Spa and Marina
Hyatt Regency Boston
Hyatt Regency Cambridge, Overlooking Boston
Hyatt Regency Boston Harbor
Hyatt Regency Minneapolis
Hyatt Regency St. Louis at The Arch
Hyatt Regency Lake Tahoe Resort, Spa and Casino
Hyatt Regency Jersey City on the Hudson
Hyatt Morristown at Headquarters Plaza
Hyatt Regency New Brunswick
Hyatt Regency Tamaya Resort and Spa
Andaz 5th Avenue
Hyatt Regency Buffalo/Hotel and Conference Center
Grand Hyatt New York
Hyatt Regency Rochester
Hyatt Times Square New York

Andaz Wall Street
Park Hyatt New York
Hyatt Regency Cincinnati
Hyatt Regency Cleveland at The Arcade
Hyatt Regency Columbus
Hyatt at The Bellevue
Hyatt Regency Austin
Hyatt Regency Dallas
Grand Hyatt DFW
Hyatt Regency DFW International Airport
Hyatt Regency Hill Country Resort and Spa
The Driskill
Hyatt Regency Houston
Hyatt Regency Lost Pines Resort and Spa
Grand Hyatt San Antonio
Hyatt Regency San Antonio Riverwalk
Hyatt Centric The Woodlands
Hyatt Centric Park City
Hyatt Regency Crystal City at Reagan National Airport
Hyatt Regency Dulles
Hyatt Regency Reston
Hyatt Regency Tysons Corner Center
Hyatt Regency Bellevue on Seattle’s Eastside
Hyatt at Olive 8
Grand Hyatt Seattle
Hyatt Regency Green Bay
Hyatt Regency Orlando

SUBSIDIARY: HYATT HOTELS CORPORATION OF MARYLAND	Names under which such subsidiary does business:
Hyatt Regency Baltimore Inner Harbor

SUBSIDIARY: HYATT HOTELS CORPORATION OF KANSAS	Names under which such subsidiary does business:
Hyatt Regency Wichita

SUBSIDIARY: HYATT MAINZ GMBH	Names under which such subsidiary does business:
Hyatt Regency Mainz

SUBSIDIARY: HYATT REGENCY COLOGNE GMBH	Names under which such subsidiary does business:
Hyatt Regency Cologne

SUBSIDIARY: JOINT VENTURE ITALKYR CLOSED JOINT STOCK COMPANY	Names under which such subsidiary does business:
Hyatt Regency Bishkek

SUBSIDIARY: PARK HYATT HOTEL GMBH	Names under which such subsidiary does business:
Park Hyatt Zurich

SUBSIDIARY: SASIH	Names under which such subsidiary does business:
Park Hyatt Paris - Vendome

SUBSIDIARY: SEOUL MIRAMAR CORPORATION	Names under which such subsidiary does business:

Grand Hyatt Seoul

SUBSIDIARY: SELECT HOTELS GROUP, L.L.C.	Names under which such subsidiary does business:
Hyatt Place Phoenix/Gilbert
Hyatt Place Phoenix-North
Hyatt Place Scottsdale/Old Town
Hyatt Place Tempe/Phoenix Airport
Hyatt Place Tucson Airport
HYATT house Cypress/Anaheim
HYATT house Emeryville/San Francisco Bay Area
Hyatt Place Fremont/Silicon Valley
HYATT house San Diego/Sorrento Mesa
HYATT house San Jose/Silicon Valley
HYATT house San Ramon
HYATT house Santa Clara
Hyatt Place Colorado Springs/Garden of the Gods
Hyatt Place Denver-South/Park Meadows
Hyatt Place Denver Tech Center
Hyatt House Denver Tech Center
Hyatt Place Orlando Airport
Hyatt Place Orlando/Convention Center
Hyatt Place Orlando/Universal
Hyatt Place Atlanta Airport-South
Hyatt Place Atlanta/Buckhead
Hyatt Place Atlanta/Cobb Galleria
Hyatt Place Atlanta/Duluth/Gwinnett Mall
Hyatt Place Chicago/Hoffman Estates
Hyatt Place Chicago/Lombard/Oak Brook
Hyatt Place Fort Wayne
Hyatt Place Indianapolis Airport
Hyatt Place Kansas City/Overland Park/Convention Center
Hyatt House New Orleans/Downtown
Hyatt Place Baltimore/Owings Mills
Hyatt Place Detroit/Utica
Hyatt Place Minneapolis/Downtown
Hyatt Place Kansas City Airport
Hyatt Place Mt. Laurel
HYATT house Charlotte/Center City
Hyatt Place Charlotte Airport/Lake Pointe
Hyatt Place Columbus/Dublin
Hyatt House San Juan
Hyatt Place San Juan/Bayamon
Hyatt Place Manati
Hyatt House Charleston/Historic District
Hyatt Place Charleston/Historic District
Hyatt Place Nashville/Hendersonville
Hyatt Place Austin-North Central
Hyatt Place Dallas/Arlington
Hyatt Place Dallas-North By the Galleria
Hyatt Place El Paso Airport

Hyatt Place Houston/Sugar Land
Hyatt Place San Antonio/Riverwalk
Hyatt Place Chantilly/Dulles Airport-South
Hyatt Place Sterling/Dulles Airport-North
Hyatt Place Madison/Downtown

SUBSIDIARY: THE GREAT EASTERN HOTEL COMPANY LIMITED	Names under which such subsidiary does business:
Andaz Liverpool Street